Intangible Assets, Net	12 Months Ended
Dec. 31, 2021
Intangible Assets, Net [Abstract]
Intangible assets, net

Note 11 — Intangible assets, net

The Company’s intangible assets with definite useful lives primarily consist of copyrights, customer relationship, non-compete agreements and technology know-hows. The following table summarizes acquired intangible asset balances as of:

	December 31, 2020	December 31, 2021	December 31, 2021
	RMB	RMB	USD
Copyrights*	579,722	8,955,000	1,404,552
Customer relationship*	26,099,600	25,502,800	4,000,000
Non-compete agreements**	64,370,622	42,200,000	6,618,881
Technology know-hows**	14,709,556	2,852,016	447,327
Subtotal	105,759,500	79,509,816	12,470,760
Less: accumulated amortization	(64,517,409)	(51,628,879)	(8,097,760)
Intangible assets, net	41,242,091	27,880,937	4,373,000

*        The Company’s subsidiary Shenzhen Kuxuanyou and Shenzhen Yiran, recorded impairment of RMB 278,679 (USD 43,710) for the year ended December 31, 2021. The addition of copy right of RMB 8,955,000 (USD 1,404,552) was from acquisition of Guoyu, see note 4.

**      Micro Beauty acquired Skystar in 2017 to acquire 100% of the capital stock of Skystar for an aggregate consideration of RMB 58,450,000 (approximately USD 9.0 million). The fair value of non-complete agreement and technology know-hows were evaluated at of RMB 20,363,661 (USD 4,913,042), and their accumulated amortization as of December 31, 2021 was RMB 16,431,724. Impairment loss of RMB 3,991,570 (USD 626,060) was recognized for the year ended December 31, 2021.

Amortization expense for the years ended December 31, 2019, 2020 and 2021 amounted to RMB 13,193,519, RMB 14,067,634 and RMB 17,400,708 (USD 2,729,222), respectively.

The estimated amortization is as follows:

Twelve months ending December 31,	Estimated amortization expense	Estimated amortization expense
	RMB	USD
2022	8,737,103	1,370,376
2023	8,737,103	1,370,376
2024	7,143,178	1,120,376
2025	3,263,553	511,872
Thereafter	—	—
Total	27,880,937	4,373,000